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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  April 12, 2002
                                  ------------
                Date of Report (Date of Earliest Event Reported)


                             Hewlett-Packard Company
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             (Exact name of registrant as specified in its charter)


              Delaware                    1-4423              94-1081436
   ---------------------------- ------------------------ ---------------------
   (State or other jurisdiction (Commission File Number)   (I.R.S. Employer
        of incorporation)                                 Identification No.)

                    3000 Hanover Street, Palo Alto, CA 94304
                  --------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
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              (Registrant's telephone number, including area code)


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Item 5. Other Events

On March 19, 2002, Hewlett-Packard Company ("HP") held a Special Meeting of HP Shareowners (the "Special Meeting") to vote upon a proposal to approve the issuance of shares of HP common stock in connection with the merger of a wholly-owned subsidiary of HP with and into Compaq (the "Merger Proposal").

On April 10, 2002 HP received a subpoena to produce information from the U.S. Attorney's Office for the Southern District of New York concerning the voting by each of Deutsche Bank and Northern Trust and their respective affiliated parties in connection with the Merger Proposal. We understand that this inquiry is in response to press accounts concerning the vote on the Merger Proposal at the Special Meeting.

Separately, HP has been contacted informally by the San Francisco District Office of the United U.S. Securities and Exchange Commission (the "SEC") requesting the voluntary provision of documents and related information concerning HP's relationships and communications with Deutsche Bank and affiliated parties generally and communications regarding the solicitation of votes from Deutsche Bank and affiliated parties in connection with the Merger Proposal. The SEC has advised us that this inquiry should not be construed as an indication by the SEC or its staff that any violations of law have occurred, nor should it be considered a reflection upon any person, entity, or security.

HP is cooperating fully with both inquiries.


ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

On February 5, 2002, HP filed a registration statement with the SEC containing a definitive joint proxy statement/prospectus regarding the merger and the Merger Proposal. Investors and security holders of HP and Compaq are urged to read the definitive joint proxy statement/prospectus filed with the SEC on February 5, 2002 and any other relevant materials filed by HP or Compaq with the SEC because they contain, or will contain, important information about HP, Compaq, the merger and the Merger Proposal. The definitive joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by HP or Compaq with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by HP by contacting HP Investor Relations, 3000 Hanover Street, Palo Alto, California 94304, 650-857-1501. Investors and security holders may obtain free copies of the documents filed with the SEC by Compaq by contacting Compaq Investor Relations, P.O. Box 692000, Houston, Texas 77269-2000, 800-433-2391.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEWLETT-PACKARD COMPANY

Date: April 12, 2002                  By: /s/  Charles N. Charnas
                                          --------------------------------------
                                          Name: Charles N. Charnas
                                          Title: Assistant Secretary